Convertible Senior Notes	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Convertible Senior Notes
10.	CONVERTIBLE SENIOR NOTES

In July 2018, the Company issued RMB4,985 million (US$725 million) of convertible senior notes (the “Notes”) which will mature in on July 1, 2025. The Notes will be convertible into the Company’s American depositary shares (“ADSs”), at the option of the holders, based on an initial conversion rate of 15.4776 of the Company’s ADSs per US$1,000 principal amount of Notes (which is equivalent to an initial conversion price of approximately US$64.61 per ADS and represents an approximately 42.5% conversion premium over the closing trading price of the Company’s ADSs on June 26, 2018, which was US$45.34 per ADS). The conversion rate for the Notes is subject to adjustments upon the occurrence of certain events.

The holders of the Notes may convert their notes, in integral multiples of US$1,000 principal amount, at any time prior to the day immediately preceding the maturity date. The Company will not have the right to redeem the Notes prior to maturity, except in the event of certain changes to the tax laws or their application or interpretation. The holders of the Notes will have the right to require the Company to repurchase all or part of their Notes in cash on July 1, 2023, or in the event of certain fundamental changes. As of December 31, 2018, no Notes were converted into the Company’s ADSs.

The Notes bear interest at a rate of 1.25% per year and will be payable semiannually.

As of December 31, 2018, the carrying value of the Notes was RMB 4,877,116. The balance at December 31, 2018 included unamortized issuance costs of RMB107,622. The debt issuance costs are being amortized through interest expense over the period from July 2, 2018, the date of issuance, to July 1, 2025, the date of expiration, using the effective interest rate method which was 1.61% for the year ended December 31, 2018. Amortization and interest expenses related to the convertible senior notes amounted to RMB38,491 during the year ended December 31, 2018.

The conversion option meets the definition of a derivative. However, since the conversion option is considered indexed to the Company’s own stock and classified in stockholders’ equity, the scope exception is met, accordingly the bifurcation of the conversion option from the Notes is not required. There is no beneficial conversion feature attributable to the Notes as the set conversion prices for the Notes are greater than the respective fair values of the ordinary share price at date of issuance.

The feature of mandatory redemption upon maturity is clearly and closely related to the debt host and this feature does not need to be bifurcated.

Based on above, the Company accounted for the Notes in accordance with ASC 470, as a single instrument under long-term debt. Issuance costs related to the Notes is recorded in consolidated balance sheet as a direct deduction from the principal amount of the Notes.